SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]

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[  ]           Preliminary Proxy Statement
[  ]           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]           Definitive Proxy Statement
[  ]           Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

Federated Stock and Bond Fund, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ X ]           No fee required.
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FEDERATED STOCK AND BOND FUND, INC.
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 5, 2008

A special meeting of the shareholders of Federated Stock and Bond Fund, Inc. (the “Fund” or “Corporation”) will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern Time), on September 5, 2008, to consider the following proposals:

(1)
To approve or disapprove a proposed Agreement and Plan of Reorganization (“Agreement”) pursuant to which the Fund will change its domicile and form of organization from a Maryland corporation to a Massachusetts business trust.   Pursuant to the Agreement, a newly created  Massachusetts business trust, named Federated Stock and Bond Fund  (the “Reorganized Fund”), would acquire all of the assets and liabilities of the Fund in exchange for shares of beneficial interest of the Reorganized Fund to be distributed pro rata by the Fund to its shareholders in complete liquidation and dissolution of the Fund.

(2)	To approve or disapprove the removal of the fundamental policy on short selling and purchasing on margin, replacing it with a new non-fundamental policy on purchasing on margin.

(3)
To approve or disapprove a revision to the policy on investing in commodities to allow investment in commodities to the maximum extent permitted under the Investment Company Act of 1940 (the “1940 Act”).

(4)	To approve or disapprove a revision to the policy on borrowing and issuing senior securities to allow borrowing money and issuing senior securities to the maximum extent permitted under the 1940 Act.

The Board of Directors has fixed July 7, 2008 as the record date for determination of shareholders entitled to vote at the meeting.

By Order of the Board of Directors,

John W. McGonigle
Secretary

July 7, 2008

YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY.  IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING.  THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

Summary of the Proposals

The following is a brief discussion of the matters you are being asked to approve or disapprove as a shareholder of Federated Stock and Bond Fund, Inc.  Please see the more detailed information that follows this summary for a more complete description of the proposals.

Q:  Where and when will the vote to approve or disapprove the proposals contained within this proxy occur?

A:  A special meeting of the shareholders of the Fund will be held on September 5, 2008 at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000 at 2:00 p.m. to vote on the approval or disapproval of the proposals set forth in the accompanying Proxy statement.  The Board of Directors has set July 7, 2008 as the record date for the determination of shareholders entitled to vote at the meeting.  See the "Notice of Special Meeting of Shareholders," and "About the Proxy Solicitation and the Special Meeting" and "Information About the Fund" below, for further information.

Q:  Why have I received this proxy statement and what am I being asked to approve?

A:                 As a shareholder of the Federated Stock and Bond Fund, Inc. on the record date (July 7, 2008) you are entitled to vote at the shareholder meeting. You are being asked to vote on the following four proposals:

Proposal 1:	The Reorganization of the Federated Stock and Bond Fund, Inc., which will result in a change in its domicile and form of organization from a Maryland corporation to a Massachusetts business trust.

Proposal 2:	The removal of the Fund’s fundamental investment policy on short selling and purchasing on margin, replacing it with a new non-fundamental policy on purchasing on margin.

Proposal 3:	The revision of the Fund’s fundamental investment policy on investing in commodities to allow investment in commodities to the maximum extent permitted under the Investment Company Act of 1940.

Proposal 4:
 The revision of the Fund’s fundamental investment policy on borrowing and issuing senior securities to allow borrowing money and issuing senior securities to the maximum extent permitted under the 1940 Act.

Q:  Why is the Reorganization of the Federated Stock and Bond Fund, Inc. being proposed to the Fund’s shareholders?

A:                 The Fund is a Maryland corporation.  The Reorganized Fund is a Massachusetts business trust.  The Reorganization is being proposed to effect the redomiciliation and change in form of organization of  the Fund from a Maryland corporation to a Massachusetts business trust in order to save the Fund certain expenses, such as the  Pennsylvania franchise tax, and to provide certain administrative efficiencies.  Unlike the Fund, the Reorganized Fund will not be subject to the Pennsylvania Franchise Tax.

Q:  As a result of the Reorganization will there be a change to the Fund’s management and service providers?

A:                 As a result of the Reorganization, there will be no changes in the investment adviser (“Adviser”), distributor, administrator, custodian, transfer agent, independent public accounting firm, officers or portfolio managers.  In addition, the current Directors of the Fund will serve as the Trustees of the Reorganized Fund   See "Approval of Agreement and Plan of Reorganization" below for further information.

Q:  Will the fees and expenses or the investment strategies and risks of the Fund change as a result of the Reorganization?

A:                 If the Reorganization is approved by shareholders, the Reorganized Fund will adopt the Fund’s registration statement (e.g., prospectus and statement of additional information) under the Securities Act of 1933 and the 1940 Act.  Therefore, the share classes, investment objective, investment strategies and risks are expected to remain the same after the Reorganization.  The Fund’s fees and expenses will not change as a result of the Reorganization. However, if shareholders approve proposal 2, the Fund’s use of short sales may increase the stated fees of the Fund because the expense associated with paying substitute dividend payments in a short sale will be included as a Fund expense.  In addition, the pro-forma fee tables included under "Comparison of Share Classes, Loads and Expenses," are based on estimated expenses for the fiscal year ending November 30, 2008.  The fee tables show an estimated increase in Total Anticipated Operating Expenses for each share class of the Reorganized Fund.  However, the increase in the Total Anticipated Operating Expenses is not related to the Reorganization but rather related to the fact that the amount of certain expenses associated with running the Fund are not constant and therefore may be greater or less at any particular point in time.  If the proposed changes to the Fund’s fundamental investment policies are approved by shareholders at the shareholder meeting, it is anticipated that such changes will become effective on the same day as the effective date of the Reorganization.  The proposed changes to the Fund’s fundamental investment policies will result in changes to the Fund’s strategy as further described in the proxy statement.

Q: If the Agreement  and Plan of Reorganization  is approved what will happen to my shares of the Fund?

A:                 If the Agreement and Plan of Reorganization is approved by the shareholders of the Fund, following the Reorganization, shareholders of the Fund will become shareholders of the Reorganized Fund.  The Reorganization is intended to be a tax-free "reorganization" under §368(a)(1)(F) of the Internal Revenue Code of 1986. Upon the completion of the Reorganization, the Fund will be dissolved in accordance with applicable state law.  See "Description of the Reorganization Agreement" and "Additional Information Regarding the Reorganization" below for further information.

Q:  Why am I being asked to approve changes to the fundamental investment policies of the Fund?

A:                 The proposed changes to the Fund’s fundamental policies are being proposed to allow the Fund greater investment flexibility to take advantage of changing market conditions.  For example, the changes will allow the Reorganized Fund to enter into short sales previously prohibited by the Fund’s investment policies. In addition, the Fund will be permitted to invest in commodities, borrow money and issue senior securities to the maximum extent permitted under the 1940 Act if the applicable proposals are approved.

Q:  What is the effective date of the proposed changes if the proposals are approved by shareholders?

A:                 It is anticipated that the effective date of the proposed changes would be September 5, 2008, if such proposals are approved by shareholders.

TABLE OF CONTENTS

About the Proxy Solicitation and the Special Meeting	1
Approval of Agreement and Plan of Reorganization	2
Description of the Reorganization Agreement	2
Reasons for the Proposed Reorganization	3
Comparison of the Fund and the Reorganized Fund	3
Comparison of Investment Objectives, Strategy and Risks	3
Comparison of Share Classes, Loads, and Expenses	4
Comparison of Massachusetts and Maryland Law	11
Comparative Information on Shareholder Rights and Obligations	13
Additional Information Regarding the Reorganization	17
Introduction to Proposals 2, 3, and 4: Approval of changes to the Fund’s Investment Policies	17
Why is the Fund amending or eliminating certain of its fundamental investment policies?	17

Approval of an Amendment to the Fund’s Fundamental Investment Policy Regarding Short Sales and Purchasing Securities on Margin	18

Approval of an Amendment to the Fund’s Fundamental Investment Policy Regarding Investing in Commodities	19

Approval of an Amendment to the Fund’s Fundamental Investment Policy Regarding Borrowing Money and Issuing Senior Securities	20
Proxies, Quorum and Voting at the Special Meeting	21
Share Ownership of the Fund	22
Legal Proceedings	23
Federal Income Tax Consequences	24
Other Matters and Discretion of Attorneys Named in the Proxy	24
Form of Agreement And Plan Of Reorganization (Exhibit A)	A-1

PROXY STATEMENT

FEDERATED STOCK AND BOND FUND, INC.

Federated Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

About the Proxy Solicitation and the Special Meeting

The enclosed proxy is solicited on behalf of the Board of Directors of the Fund (the “Board”).  The proxies will be voted at the special meeting of shareholders of the Fund to be held on September 5, 2008 at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time) (such special meeting and any adjournments or postponements thereof are referred to as the “Special Meeting”).

The cost of the solicitation, will be borne by the Fund. Such expenses include: (a) expenses associated with the preparation and filing of this Proxy Statement; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred in the preparation of the Proxy Statement; and (f) other related administrative or operational costs.  The total estimated expenses incurred by the Fund in connection with the solicitation, is not expected to exceed $60,000. In addition to solicitations through the mail, proxies may be solicited by officers, employees, and agents of the Fund or the Adviser or through a communications firm retained for such a purpose.  Such solicitations may be by telephone, telegraph, through the Internet or otherwise.  Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder’s instructions, and confirming to the shareholder after the fact.  Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form.  The Fund may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

At its meeting on May 13, 2008, the Board reviewed the proposed reorganization of the Fund into the Reorganized Fund and approved it subject to shareholder approval.  At its meeting the Board, subject to shareholder approval, also approved the proposed changes to the Fund’s investment policies.  The purposes of the Special Meeting are set forth in the accompanying Notice. The Directors know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about July 24, 2008, to shareholders of record at the close of business on July 7, 2008 (the “Record Date”).  On the Record Date, the Fund had outstanding 14,907,791 shares of common stock.

The Fund’s annual report, which includes audited financial statements for the fiscal year ended November 30, 2007, was previously mailed to shareholders.  A copy of the Fund’s most recent annual and semi-annual reports are available free of charge by calling the Fund’s toll-free number identified below.  The Fund’s principal executive offices are located at Federated Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000.  The Fund’s toll-free telephone number is 1-800-341-7400.

PROPOSAL #1:

Approval of Agreement and Plan of Reorganization

The Board of Directors of the Fund has voted to recommend to shareholders of the Fund the approval of an Agreement and Plan of Reorganization (the “Reorganization Agreement”) whereby Federated Stock and Bond Fund a Massachusetts business trust  (the “Reorganized Fund”), would acquire all of the assets and liabilities of the Fund in exchange for shares of beneficial interest of the Reorganized Fund to be distributed pro rata by the Fund to its shareholders in complete liquidation and dissolution of the Fund (the “Reorganization”).  The Reorganization is being proposed in order to change the domicile and form of organization of the Fund from a Maryland corporation to a Massachusetts business trust.  The redomiciliation of the Fund is expected to save the Fund certain expenses, such as the payment of Pennsylvania franchise tax, and to provide certain administrative efficiencies.  A form of the Reorganization Agreement is attached as Appendix I to this Proxy Statement.  As a result of the Reorganization, each shareholder of the Fund will become the owner of the same number of shares in the Reorganized Fund having a total net asset value equal to the total net asset value of his or her holdings in the Fund on the date of the Reorganization.  The Fund will be the accounting survivor in the Reorganization.

The Reorganized Fund will not issue physical share certificates with respect to shares of the Reorganized Fund issued in connection with the Reorganization.  Shareholders who currently hold physical certificates for their Fund shares are urged to surrender those certificates before the Reorganization takes place.

The investment adviser  for the Fund and the Reorganized Fund is Federated Global Investment Management Corp. (the “Adviser”), a subsidiary of Federated Investors, Inc. (“Federated”).  The Adviser has entered into sub-advisory agreements with Federated Investment Management Company (“FIMCO”), primarily with respect to the fixed-income portion of the portfolio and with Federated Equity Management Company of Pennsylvania, (collectively with FIMCO, the “Sub-Advisers”), primarily with respect to the equity portion of the portfolio.  The Sub-Advisers are subsidiaries of Federated.  The contracts between the Reorganized Fund and the Adviser and Sub-Advisers provide for the same management fee and are otherwise substantially similar in all material respects to the contracts between the Fund and the Adviser and Sub-Advisers. As a result of the Reorganization, there will be no changes in the Adviser, Sub-Advisers, distributor, administrator, custodian, transfer agent, independent public accounting firm, officers or portfolio managers.  In addition the current Directors of the Fund will serve as Trustees for the Reorganized Fund.  Please see "Comparison of the Fund and the Reorganized Fund" below for information regarding the differences between the Fund and the Reorganized Fund.

Description of the Reorganization Agreement

Significant aspects of the Reorganization and provisions of the Reorganization Agreement are summarized below; however, this summary of the Reorganization Agreement is qualified in its entirety by reference to the full text of the Reorganization Agreement between the Fund and the Reorganized Fund, a form of which is attached as Appendix I to this Proxy Statement.

 The Reorganization Agreement provides that all of the assets and liabilities of the Fund will be transferred to the Reorganized Fund. In exchange for these assets, the Reorganized Fund will issue shares in the same amount as each class of outstanding shares of the Fund at the time of the Reorganization. The Fund will distribute these shares so that each holder of shares of the Fund will receive the same number (with the same aggregate value) of the same class of shares of the Reorganized Fund as the shareholder had in the Fund immediately prior to the Reorganization. The Fund’s shareholders will not pay a sales charge, commission or other transaction cost in connection with their receipt of the shares of the Reorganized Fund in connection with the Reorganization. Any contingent deferred sales charges payable upon redemption of shares received in the Reorganization will be calculated as if those shares had continued to be held in the Fund.

As a condition to the Reorganization, the Fund and the Reorganized Fund will receive an opinion of counsel to the effect that the Reorganization will be considered a tax-free “reorganization” under applicable provisions of the Internal Revenue Code, and therefore no gain or loss for federal income tax purposes will be recognized by the Fund, the Reorganized Fund, or by the shareholders of the Fund as a result of the Reorganization.  The tax basis of the Reorganized Fund shares received by Fund shareholders will be the same as the tax basis of their shares in the Fund.  For a more detailed description of the tax consequences of the Reorganization, see the section entitled, “Federal Income Tax Consequences.”

Immediately prior to the shares of the Reorganized Fund being distributed to the Fund’s shareholders, the Fund, as sole shareholder of the Reorganized Fund, will vote on certain issues regarding the organization of the Reorganized Fund.  The Fund will vote in favor of such matters regarding the organization of the Reorganized Fund only if the shareholders of the Fund vote in favor of the Reorganization.  Thus shareholders of the Fund, in approving the proposed Reorganization, will also, in effect be approving the following matters with respect to the Reorganized Fund:

▪	Election of the Trustees, who will be the same as the Directors of the Fund;

▪	Approval of the investment advisory and sub-adviser agreements all of which will be substantially similar to the agreements currently in place for the Fund;

▪	Approval of the distribution and service plan pursuant to Rule 12b-1 under the 1940 Act; and

▪	Approval of the liquidation and dissolution of Federated Stock and Bond Fund, Inc.

Shareholders are not being asked to vote separately on these issues.

Reasons for the Proposed Reorganization

The Reorganization is being proposed to effect the redomiciliation and change in form of organization of the Fund from a Maryland corporation to a Massachusetts business trust.  The Reorganization is anticipated to result in certain cost savings and operating efficiencies for the Fund.  For example, unlike the Fund, it is not anticipated that the Reorganized Fund will be subject to the Pennsylvania franchise tax.  The Fund paid $21,000 in Pennsylvania franchise tax for the year ended November 30, 2007.  In addition, the Reorganization may result in certain operating efficiencies as the majority of funds advised and distributed by subsidiaries of Federated are organized as Massachusetts business trusts or series thereof.

Comparison of the Fund and the Reorganized Fund

The Fund is an open-end management investment company currently organized as a Maryland corporation. The Fund offers four classes of shares (Class A, Class B, Class C and Class K Shares). The Reorganized Fund is a newly organized Fund that will offer four classes of shares that are identical to each of the four classes of shares offered by the Fund.  The Reorganized Fund will not engage in any operations prior to the Reorganization other than organizational activities.

Comparison of Investment Objectives, Strategy and Risks

The Reorganized Fund will adopt, pursuant to Rule 414 of the Securities and Exchange Act of 1933, the registration statement of the Fund.  Accordingly, after the Reorganization, the Reorganized Fund’s investment objective, strategies and classes will be identical to those of the Fund.  If the proposed changes in fundamental policies are approved, the Reorganized Fund will have different investment policies than the Fund and will result in certain changes to the Fund’s investment strategy.  The changes to the fundamental policies, if approved, will be reflected in the Reorganized Fund’s Prospectus and/ or Statement of Additional Information (See Proposals 2, 3 and 4  for more information concerning proposed changes to investment policies).

Comparison of Share Classes, Loads and Expenses

The Reorganized Fund is assuming the Fund’s registration statement.  Accordingly, the Reorganized Fund will have the same classes of shares as the Fund:  Class A Shares; Class B Shares; Class C Shares and Class K Shares.  Assuming the Reorganization is consummated as proposed, the following shows the fees and expenses of the Reorganized Fund following the Reorganization. The fee tables assume that all proposals in this proxy statement have been approved by shareholders.  While the fees and expenses of the Reorganized Fund will not change as a result of the Reorganization, the Fund's use of short sales may increase the stated fees of the Fund because the expense associated with paying substitute dividend payments in a short sale will be included as a Fund expense.  In addition, the pro-forma fee tables are based on estimated expenses for the fiscal year ending November 30, 2008.  The fee tables show an estimated increase in Total Anticipated Operating Expenses for each share class of the Reorganized Fund.  However, the increase in the Total Anticipated Operating Expenses is not related to the Reorganization but rather related to the fact that the amount of certain expenses associated with running the Fund are not constant and therefore may be greater or less at any particular point in time.

FEES AND EXPENSES

This table describes (1) the actual fees and expenses for the Federated Stock and Bond Fund, Inc., Class A Shares for its most recent fiscal year ended November 30, 2007 and (2) the pro forma anticipated fees and expenses of Federated Stock and Bond Fund’s Class A Shares for the fiscal period ending November 30, 2008.  The pro forma fees assume that all proposals in this proxy statement have been approved by shareholders. The pro forma fee table shows the estimated fees for the Federated Stock and Bond Fund, as of November 30, 2008, and includes an estimated amount of fees associated with paying substitute dividend payments on short sales.

Shareholder Fees	Federated Stock and Bond Fund, Inc.- Class A Shares	Federated Stock and Bond Fund- Class A Shares Pro Forma Combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	0.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (Before Waiver, Reimbursements and Reduction)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[2]	0.70%	0.70%
Distribution (12b-1) Fee	None	None
Other Expenses	0.65%[3]	0.70%[4]
Total Direct Annual Fund Operating Expenses	1.35%	1.40%
Acquired Fund Fees and Expenses[5]	0.11%	0.11%
Total Direct and Acquired Annual Fund Operating Expenses	1.46%[6]	1.51%[7]
Federated Stock and Bond Fund is a portfolio stand-alone trust, and is the successor to the Federated Stock and Bond Fund, Inc. (the “Predecessor Fund”) pursuant to the reorganization that occurred as of the close of business on September 5, 2008.  Prior to the date of the reorganization, the Federated Stock and Bond Fund did not have any investment operations.  On the date of the reorganization, September 5, 2008, the Predecessor Fund’s assets (inclusive of liabilities recorded on the Predecessor Fund’s records) were transferred into the Federated Stock and Bond Fund and the dissolution of the Predecessor Fund occurred within a short period of time after the date of the reorganization.  As a result of the reorganization, the Federated Stock and Bond Fund does not have a different investment adviser than the Predecessor Fund and the shareholders of Class A Shares of the Predecessor Fund received Class A Shares of Federated Stock and Bond Fund.

1     With respect to Federated Stock and Bond Fund, Inc., the percentages shown are based on expenses paid for the entire fiscal year ended November 30, 2007.  With respect to Federated Stock and Bond Fund Pro Forma Combined, the percentages shown are based on anticipated expenses for the entire fiscal year ending November 30, 2008.  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. For Federated Stock and Bond Fund, Inc., although not contractually obligated to do so, the Adviser and shareholder services provider reimbursed certain amounts.  Additionally, the administrator and shareholder services provider waived and/or did not charge certain amounts. These are shown below along with the net expenses Federated Stock and Bond Fund, Inc. actually paid for the fiscal year ending November 30, 2007.  With respect to Federated Stock and Bond Fund Pro Forma Combined, although not contractually obligated to do so, the Adviser and Federated Investors Management Company, an affiliate of the Adviser (affiliate), expect to reimburse certain amounts.  Additionally, the administrator expects to waive and the shareholder services provider expects not to charge certain amounts. These are shown below along with the net expenses the Federated Stock and Bond Fund Pro Forma Combined expects to pay for the fiscal year ending November 30, 2008.

Total Anticipated Waivers, Reimbursments and Reduction of Fund Expenses	0.11%	0.12%
Total Actual/ Anticipated Direct and Acquired Annual Fund Operating Expenses (after waivers, reimbursements and reduction)	1.35%	1.39%
2     With respect to Federated Stock and Bond Fund, Inc., the Adviser voluntarily reimbursed a portion of the management fee.  The Adviser can terminate this reimbursement at any time.  The management fee paid by Federated Stock and Bond Fund, Inc. (after the voluntary reimbursement) was 0.63% for the fiscal year ended November 30, 2007.  With respect to Federated Stock and Bond Fund Pro Forma Combined, the Adviser expects to reimburse a portion of the management fee.  The Adviser can terminate this anticipated reimbursement at any time. The management fee paid by the Federated Stock and Bond Fund Pro Forma Combined (after the anticipated reimbursement) is expected to be 0.66% for the fiscal year ending November 30, 2008.

3      Includes a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein.  The administrator voluntarily waived a portion of its fee.  The shareholder services provider reimbursed a portion of its fee and reimbursed certain operating expenses of the Federated Stock and Bond Fund, Inc.  Additionally, the shareholder services provider did not charge, and therefore the Federated Stock and Bond Fund Inc.’s Class A Shares did not accrue, a portion of its fee.  The administrator and shareholder services provider can terminate this voluntary waiver and reimbursement at any time.  Total other expenses paid by the Federated Stock and Bond Fund, Inc.’s Class A Shares (after the voluntary waiver, reimbursements and reduction)  were 0.61% for the fiscal year ended November 30, 2007.

4      Includes a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein.  Expense also reflects an estimated 0.03% of amounts to be paid as substitute dividend expenses on securities borrowed to effect short sales.  The administrator expects to voluntarily waive a portion of its fee and the affiliate expects to reimburse certain operating expenses of the Federated Stock and Bond Fund Pro Forma Combined. The administrator and affiliate can terminate this anticipated voluntary waiver and reimbursement at any time.   Additionally, the shareholder services provider expects not to charge, and therefore the Federated Stock and Bond Fund Pro Forma Combined will not accrue, a portion of its fee for the Federated Stock and Bond Fund Pro Forma Combined’s Class A Shares.  Total other expenses paid by the Federated Stock and Bond Fund Pro Forma Combined’s Class A Shares (after the anticipated voluntary waiver, reimbursement and reduction) are expected to be 0.62% for the fiscal year ending November 30, 2008.

5      The Fund’s shareholders indirectly bear the expenses of the acquired funds in which the Fund invests.  The d Fund’s estimated indirect expense from investing in the acquired funds is based upon the average allocation of the Fund’s investments in the underlying funds and upon the actual total operating expenses of the acquired funds (including any current waivers and expense limitations) from its most recent shareholder report.  Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund’s assets invested into the acquired funds and with other events that directly affect the expenses of the acquired funds.

6     With respect to Federated Stock and Bond Fund, Inc., the Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (excluding “Acquired Fund Fees and Expenses”)  paid by the Fund’s Class A Shares (after the voluntary waivers and reimbursements) will not exceed 1.25%, for the fiscal year ending November 30, 2008.  Although these actions are voluntary, the Adviser and its affiliates have agreed not to terminate these waivers and/or reimbursements until January 31, 2009.

7     With respect to Federated Stock and Bond Fund Pro Forma Combined, the Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (excluding any substitute dividend expenses as referenced in Note 3 above and “Acquired Fund Fees and Expenses”)  paid by the Federated Stock and Bond Fund’s Class A Shares (after the voluntary waivers and reimbursements) will not exceed 1.25% for the fiscal year ending November 30, 2008.  Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through January 31, 2009.

Example

This example is intended to help you compare the cost of investing in the indicated Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that each respective Funds operating expenses are before waivers, reimbursments and reduction as shown in the Table and remain the same.   Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Federated Stock and Bond Fund, Inc.
Expenses assuming redemption	$690	$986	$1,304	$2,200
Expenses assuming no redemption	$690	$986	$1,304	$2,200
Federated Stock and Bond Fund Pro Forma Combined:
Expenses assuming redemption	$695	$1,001	$1,328	$2,252
Expenses assuming no redemption	$695	$1,001	$1,328	$2,252

FEES AND EXPENSES

This table describes (1) the actual fees and expenses for the Federated Stock and Bond Fund, Inc., Class B Shares for its most recent fiscal year ended November 30, 2007 and (2) the pro forma anticipated fees and expenses of Federated Stock and Bond Fund’s Class B Shares for the fiscal period ending November 30, 2008.  The pro forma fees assume that all proposals in this proxy statement have been approved by shareholders. The pro forma fee table shows the estimated fees for the Federated Stock and Bond Fund, as of November 30, 2008, and includes an estimated amount of fees associated with paying substitute dividend payments on short sales.

Shareholder Fees	Federated Stock and Bond Fund, Inc.- Class B Shares	Federated Stock and Bond Fund- Class B Shares Pro Forma Combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	5.50%	5.50%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (Before Waivers and Reimbursements)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[2]	0.70%	0.70%
Distribution (12b-1) Fee	0.75%	0.75%
Other Expenses	0.68%[3]	0.73%[4]
Total Direct Annual Fund Operating Expenses	2.13%	2.18%
Acquired Fund Fees and Expenses[5]	0.11%	0.11%
Total Direct and Acquired Annual Fund Operating Expenses	2.24%[6]	2.29%[7]
Federated Stock and Bond Fund is a portfolio stand-alone trust, and is the successor to the Federated Stock and Bond Fund, Inc. (the “Predecessor Fund”) pursuant to the reorganization that occurred as of the close of business on September 5, 2008.  Prior to the date of the reorganization, the Federated Stock and Bond Fund did not have any investment operations.  On the date of the reorganization, September 5, 2008, the Predecessor Fund’s assets (inclusive of liabilities recorded on the Predecessor Fund’s records) were transferred into the Federated Stock and Bond Fund and the dissolution of the Predecessor Fund occurred within a short period of time after the date of the reorganization.  As a result of the reorganization, the Federated Stock and Bond Fund does not have a different investment adviser than the Predecessor Fund and the shareholders of Class B Shares of the Predecessor Fund received Class B Shares of Federated Stock and Bond Fund.

1     With respect to Federated Stock and Bond Fund, Inc., the percentages shown are based on expenses paid for the entire fiscal year ended November 30, 2007.  With respect to Federated Stock and Bond Fund Pro Forma Combined, the percentages shown are based on anticipated expenses for the entire fiscal year ending November 30, 2008.  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. For Federated Stock and Bond Fund, Inc., although not contractually obligated to do so, the Adviser and shareholder services provider reimbursed certain amounts.  Additionally, the administrator waived certain amounts. These are shown below along with the net expenses Federated Stock and Bond Fund, Inc. actually paid for the fiscal year ending November 30, 2007.  With respect to Federated Stock and Bond Fund Pro Forma Combined, although not contractually obligated to do so, the Adviser and Federated Investors Management Company, an affiliate of the Adviser (affiliate) expect to reimburse certain amounts.  Additionally, the administrator expects to waive  certain amounts. These are shown below along with the net expenses the Federated Stock and Bond Fund Pro Forma Combined expects to pay for the fiscal year ending November 30, 2008.

Total Anticipated Waivers and Reimbursements of Fund Expenses	0.10%	0.10%
Total Actual/ Anticipated Direct and Acquired Annual Fund Operating Expenses (after waivers and reimbursements)[8]	2.14%	2.19%
2     With respect to Federated Stock and Bond Fund, Inc., the Adviser voluntarily reimbursed a portion of the management fee.  The Adviser can terminate this reimbursement at any time.  The management fee paid by Federated Stock and Bond Fund, Inc. (after the voluntary reimbursement) was 0.63% for the fiscal year ended November 30, 2007.  With respect to Federated Stock and Bond Fund Pro Forma Combined, the Adviser expects to reimburse a portion of the management fee.  The Adviser can terminate this anticipated reimbursement at any time. The management fee paid by the Federated Stock and Bond Fund Pro Forma Combined (after the anticipated reimbursement) is expected to be 0.66% for the fiscal year ending November 30, 2008.

3      Includes a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein.  The administrator voluntarily waived a portion of its fee.  The shareholder services provider reimbursed a portion of its fee and reimbursed certain operating expenses of the Federated Stock and Bond Fund, Inc.   The administrator and shareholder services provider can terminate this voluntary waiver and reimbursement at any time.  Total other expenses paid by the Federated Stock and Bond Fund, Inc.’s Class B Shares (after the voluntary waiver, reimbursements and reduction) were 0.65% for the fiscal year ended November 30, 2007.

4       Includes a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein.  Expense also reflects an estimated 0.03% of amounts to be paid as substitute dividend expenses on securities borrowed to effect short sales.  The administrator expects to voluntarily waive a portion of its fee and the affiliate expects to reimburse certain operating expenses of the Federated Stock and Bond Fund Pro Forma Combined. The administrator and affiliate can terminate this anticipated voluntary waiver and reimbursement at any time.   Total other expenses paid by the Federated Stock and Bond Fund Pro Forma Combined’s Class B Shares (after the anticipated voluntary waiver and reimbursement) are expected to be 0.67% for the fiscal year ending November 30, 2008.

5      The Fund’s shareholders indirectly bear the expenses of the acquired funds in which the Fund invests.  The Fund’s estimated indirect expense from investing in the acquired funds is based upon the average allocation of the Fund’s investments in the underlying funds and upon the actual total operating expenses of the acquired funds (including any current waivers and expense limitations) from its most recent shareholder report.  Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund’s assets invested into the acquired funds and with other events that directly affect the expenses of the acquired funds.

6     With respect to Federated Stock and Bond Fund, Inc., the Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (excluding “Acquired Fund Fees and Expenses”)  paid by the Fund’s Class B Shares (after the voluntary waivers and reimbursements) will not exceed 2.05%, for the fiscal year ending November 30, 2008.  Although these actions are voluntary, the Adviser and its affiliates have agreed not to terminate these waivers and/or reimbursements until January 31, 2009.

7     With respect to Federated Stock and Bond Fund Pro Forma Combined, the Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (excluding any substitute dividend expenses as referenced in Note 3 above and “Acquired Fund Fees and Expenses”) paid by the Fund’s Class B Shares (after the voluntary waivers and reimbursements) will not exceed 2.05% for the fiscal year ending November 30, 2008.  Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through January 31, 2009.

8      After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month.  Class A Shares pay lower operating expenses than Class B Shares.

Example

This example is intended to help you compare the cost of investing in the indicated Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that each respective Funds operating expenses are before waivers, reimbursment and reduction as shown in the Table and remain the same.   Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Federated Stock and Bond Fund, Inc.
Expenses assuming redemption	$777	$1,100	$1,400	$2,378
Expenses assuming no redemption	$227	$700	$1,200	$2,378
Federated Stock and Bond Fund Pro Forma Combined:
Expenses assuming redemption	$782	$1,115	$1,425	$2,430
Expenses assuming no redemption	$232	$715	$1,225	$2,430

FEES AND EXPENSES

This table describes (1) the actual fees and expenses for the Federated Stock and Bond Fund, Inc., Class C Shares for its most recent fiscal year ended November 30, 2007 and (2) the pro forma anticipated fees and expenses of Federated Stock and Bond Fund’s Class C Shares for the fiscal period ending November 30, 2008.  The pro forma fees assume that all proposals in this proxy statement have been approved by shareholders. The pro forma fee table shows the estimated fees for the Federated Stock and Bond Fund, as of November 30, 2008, and includes an estimated amount of fees associated with paying substitute dividend payments on short sales.

Shareholder Fees	Federated Stock and Bond Fund, Inc.- Class C Shares	Federated Stock and Bond Fund- Class C Shares Pro Forma Combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (Before Waivers, Reimbursements and Reduction)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[2]	0.70%	0.70%
Distribution (12b-1) Fee	0.75%	0.75%
Other Expenses	0.65%[3]	0.71%[4]
Total Direct Annual Fund Operating Expenses	2.10%	2.16%
Acquired Fund Fees and Expenses[5]	0.11%	0.11%
Total Direct and Acquired Annual Fund Operating Expenses	2.21%[6]	2.27%[7]
Federated Stock and Bond Fund is a portfolio stand-alone trust, and is the successor to the Federated Stock and Bond Fund, Inc. (the “Predecessor Fund”) pursuant to the reorganization that occurred as of the close of business on September 5, 2008.  Prior to the date of the reorganization, the Federated Stock and Bond Fund did not have any investment operations.  On the date of the reorganization, September 5, 2008, the Predecessor Fund’s assets (inclusive of liabilities recorded on the Predecessor Fund’s records) were transferred into the Federated Stock and Bond Fund and the dissolution of the Predecessor Fund occurred within a short period of time after the date of the reorganization.  As a result of the reorganization, the Federated Stock and Bond Fund does not have a different investment adviser than the Predecessor Fund and the shareholders of Class C Shares of the Predecessor Fund received Class C Shares of Federated Stock and Bond Fund.

1     With respect to Federated Stock and Bond Fund, Inc., the percentages shown are based on expenses paid for the entire fiscal year ended November 30, 2007.  With respect to Federated Stock and Bond Fund Pro Forma Combined, the percentages shown are based on anticipated expenses for the entire fiscal year ending November 30, 2008.  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. For Federated Stock and Bond Fund, Inc., although not contractually obligated to do so, the Adviser and shareholder services provider reimbursed certain amounts.  Additionally, the administrator waived certain amounts. These are shown below along with the net expenses Federated Stock and Bond Fund, Inc. actually paid for the fiscal year ending November 30, 2007.  With respect to Federated Stock and Bond Fund Pro Forma Combined, although not contractually obligated to do so, the Adviser and Federated Investors Management Company, an affiliate of the Adviser (affiliate), expect to reimburse certain amounts.  Additionally, the administrator expects to waive and the shareholder services provider expects not to charge certain amounts. These are shown below along with the net expenses the Federated Stock and Bond Fund Pro Forma Combined expects to pay for the fiscal year ending November 30, 2008.

Total Anticipated Waivers, Reimbursments and Reduction of Fund Expenses	0.10%	0.08%
Total Actual/ Anticipated Direct and Acquired Annual Fund Operating Expenses (after waivers, reimbursements and reduction)	2.11%	2.19%
2     With respect to Federated Stock and Bond Fund, Inc., the Adviser voluntarily reimbursed a portion of the management fee.  The Adviser can terminate this reimbursement at any time.  The management fee paid by Federated Stock and Bond Fund, Inc. (after the voluntary reimbursement) was 0.63% for the fiscal year ended November 30, 2007.  With respect to Federated Stock and Bond Fund Pro Forma Combined, the Adviser expects to reimburse a portion of the management fee.  The Adviser can terminate this anticipated reimbursement at any time. The management fee paid by the Federated Stock and Bond Fund Pro Forma Combined (after the anticipated reimbursement) is expected to be 0.66% for the fiscal year ending November 30, 2008.

3      Includes a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein.  The administrator voluntarily waived a portion of its fee.  The shareholder services provider reimbursed a portion of its fee and reimbursed certain operating expenses of the Federated Stock and Bond Fund, Inc.  The administrator and shareholder services provider can terminate this voluntary waiver and reimbursement at any time.  Total other expenses paid by the Federated Stock and Bond Fund, Inc.’s Class C Shares (after the voluntary waiver and reimbursement) were 0.62% for the fiscal year ended November 30, 2007.

4      Includes a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein.  Expense also reflects an estimated 0.03% of amounts to be paid as substitute dividend expenses on securities borrowed to effect short sales.  The administrator expects to voluntarily waive a portion of its fee and the affiliate expects to reimburse certain operating expenses of the Federated Stock and Bond Fund Pro Forma Combined. The administrator and affiliate can terminate this anticipated voluntary waiver and reimbursement at any time.   Additionally, the shareholder services provider expects not to charge, and therefore the Federated Stock and Bond Fund Pro Forma Combined will not accrue, a portion of its fee for the Federated Stock and Bond Fund Pro Forma Combined’s Class C Shares.  Total other expenses paid by the Federated Stock and Bond Fund Pro Forma Combined’s Class C Shares (after the anticipated voluntary waiver, reimbursement and reduction) are expected to be 0.67% for the fiscal year ending November 30, 2008.

5      The Fund’s shareholders indirectly bear the expenses of the acquired funds in which the Fund invests.  The Fund’s estimated indirect expense from investing in the acquired funds is based upon the average allocation of the Fund’s investments in the underlying funds and upon the actual total operating expenses of the acquired funds (including any current waivers and expense limitations) from its most recent shareholder report.  Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund’s assets invested into the acquired funds and with other events that directly affect the expenses of the acquired funds.

6     With respect to Federated Stock and Bond Fund, Inc., the Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (excluding “Acquired Fund Fees and Expenses”)  paid by the Fund’s Class C Shares (after the voluntary waivers and reimbursements) will not exceed 2.05%, for the fiscal year ending November 30, 2008.  Although these actions are voluntary, the Adviser and its affiliates have agreed not to terminate these waivers and/or reimbursements until January 31, 2009.

7     With respect to Federated Stock and Bond Fund Pro Forma Combined, the Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (excluding any substitute dividend expenses as referenced in Note 3 above and “Acquired Fund Fees and Expenses”)  paid by the Fund’s Class C Shares (after the voluntary waivers and reimbursements) will not exceed 2.05% for the fiscal year ending November 30, 2008.  Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through January 31, 2009.

Example

This example is intended to help you compare the cost of investing in the indicated Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that each respective Funds operating expenses are before waivers, reimbursment and reduction as shown in the Table and remain the same.   Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Federated Stock and Bond Fund, Inc.
Expenses assuming redemption	$324	$691	$1,185	$2,544
Expenses assuming no redemption	$224	$691	$1,185	$2,544
Federated Stock and Bond Fund Pro Forma Combined:
Expenses assuming redemption	$330	$709	$1,215	$2,605
Expenses assuming no redemption	$230	$709	$1,215	$2,605

FEES AND EXPENSES

This table describes (1) the actual fees and expenses for the Federated Stock and Bond Fund, Inc., Class K Shares for its most recent fiscal year ended November 30, 2007 and (2) the pro forma anticipated fees and expenses of Federated Stock and Bond Fund’s Class K Shares for the fiscal period ending November 30, 2008.  The pro forma fees assume that all proposals in this proxy statement have been approved by shareholders. The pro forma fee table shows the estimated fees for the Federated Stock and Bond Fund, as of November 30, 2008, and includes an estimated amount of fees associated with paying substitute dividend payments on short sales.

Shareholder Fees	Federated Stock and Bond Fund, Inc.- Class K Shares	Federated Stock and Bond Fund- Class K Shares Pro Forma Combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (Before Waivers and Reimbursements)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[2]	0.70%	0.70%
Distribution (12b-1) Fee	0.50%	0.50%
Other Expenses	0.60%[3]	0.64%[4]
Total Direct Annual Fund Operating Expenses	1.80%	1.84%
Acquired Fund Fees and Expenses[5]	0.11%	0.11%
Total Direct and Acquired Annual Fund Operating Expenses	1.91%[6]	1.95%[7]
Federated Stock and Bond Fund is a portfolio stand-alone trust, and is the successor to the Federated Stock and Bond Fund, Inc. (the “Predecessor Fund”) pursuant to the reorganization that occurred as of the close of business on September 5, 2008.  Prior to the date of the reorganization, the Federated Stock and Bond Fund did not have any investment operations.  On the date of the reorganization, September 5, 2008, the Predecessor Fund’s assets (inclusive of liabilities recorded on the Predecessor Fund’s records) were transferred into the Federated Stock and Bond Fund and the dissolution of the Predecessor Fund occurred within a short period of time after the date of the reorganization.  As a result of the reorganization, the Federated Stock and Bond Fund does not have a different investment adviser than the Predecessor Fund and the shareholders of Class K Shares of the Predecessor Fund received Class K Shares of Federated Stock and Bond Fund.

1     With respect to Federated Stock and Bond Fund, Inc., the percentages shown are based on expenses paid for the entire fiscal year ended November 30, 2007.  With respect to Federated Stock and Bond Fund Pro Forma Combined, the percentages shown are based on anticipated expenses for the entire fiscal year ending November 30, 2008.  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. For Federated Stock and Bond Fund, Inc., although not contractually obligated to do so, the Adviser and administrator waived and/or reimbursed certain amounts. These are shown below along with the net expenses Federated Stock and Bond Fund, Inc. actually paid for the fiscal year ending November 30, 2007.  With respect to Federated Stock and Bond Fund Pro Forma Combined, although not contractually obligated to do so, the Adviser expects to reimburse and  the administrator expects to waive certain amounts. These are shown below along with the net expenses the Federated Stock and Bond Fund Pro Forma Combined expects to pay for the fiscal year ending November 30, 2008.

Total Anticipated Waivers and Reimbursements of Fund Expenses	0.10%	0.06%
Total Actual/ Anticipated Direct and Acquired Annual Fund Operating Expenses (after waivers and reimbursements)	1.81%	1.89%
2     With respect to Federated Stock and Bond Fund, Inc., the Adviser voluntarily reimbursed a portion of the management fee.  The Adviser can terminate this reimbursement at any time.  The management fee paid by Federated Stock and Bond Fund, Inc. (after the voluntary reimbursement) was 0.63% for the fiscal year ended November 30, 2007.  With respect to Federated Stock and Bond Fund Pro Forma Combined, the Adviser expects to reimburse a portion of the management fee.  The Adviser can terminate this anticipated reimbursement at any time. The management fee paid by the Federated Stock and Bond Fund Pro Forma Combined (after the anticipated reimbursement) is expected to be 0.66% for the fiscal year ending November 30, 2008.

3      Includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein.  The administrator voluntarily waived a portion of its fee.  The administrator can terminate this voluntary waiver at any time.  Total other expenses paid by the Federated Stock and Bond Fund, Inc.’s Class K Shares (after the voluntary waiver) were 0.57% for the fiscal year ended November 30, 2007.

4      Includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see “Payments to Financial Intermediaries” herein.  Expense also reflects an estimated 0.03% of amounts to be paid as substitute dividend expenses on securities borrowed to effect short sales.  The administrator expects to voluntarily waive a portion of its fee. The administrator can terminate this anticipated voluntary waiver at any time.   Total other expenses paid by the Federated Stock and Bond Fund Pro Forma Combined’s Class K Shares (after the anticipated voluntary waiver) are expected to be 0.62% for the fiscal year ending November 30, 2008.

5      The Fund’s shareholders indirectly bear the expenses of the acquired funds in which the Fund invests.  The Fund’s estimated indirect expense from investing in the acquired funds is based upon the average allocation of the Fund’s investments in the underlying funds and upon the actual total operating expenses of the acquired funds (including any current waivers and expense limitations) from its most recent shareholder report.  Actual acquired fund expenses incurred by the Federated Stock and Bond Fund may vary with changes in the allocation of the Fund’s assets invested into the acquired funds and with other events that directly affect the expenses of the acquired funds.

6      With respect to Federated Stock and Bond Fund, Inc., the Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (excluding “Acquired Fund Fees and Expenses”)  paid by the Fund’s Class K Shares (after the voluntary waivers and reimbursements) will not exceed 1.75%, for the fiscal year ending November 30, 2008.  Although these actions are voluntary, the Adviser and its affiliates have agreed not to terminate these waivers and/or reimbursements until January 31, 2009.

7      With respect to Federated Stock and Bond Fund Pro Forma Combined, the Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (excluding any substitute dividend expenses as referenced in Note 3 above and “Acquired Fund Fees and Expenses”) paid by the Fund’s Class K Shares (after the voluntary waivers and reimbursements) will not exceed 1.75% for the fiscal year ending November 30, 2008.  Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through January 31, 2009.

Example

This example is intended to help you compare the cost of investing in the indicated Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that each respective Funds operating expenses are before waivers and reimbursement as shown in the Table and remain the same.   Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Federated Stock and Bond Fund, Inc.	$194	$600	$1,032	$2,233
Federated Stock and Bond Fund Pro Forma Combined	$198	$612	$1,052	$2,275

Comparison of Massachusetts and Maryland Law

The Fund is organized as a Maryland corporation. The Reorganized Fund is a business trust organized under the laws of the Commonwealth of Massachusetts, and will operate under Massachusetts law.  The table below compares certain important aspects of Maryland corporate law and Massachusetts trust law.

Category	Maryland Corporate Law	Massachusetts Trust Law
Liability of Shareholders
Under Maryland corporate law no personal liability passes through to shareholders of the fund.  Under Maryland corporate law, there is generally no shareholder liability for acts or obligations of the corporation.

Under Massachusetts law, shareholders of a fund operating as a Massachusetts business trust could under certain circumstances be held personally liable for the obligations of the trust.  Typically this liability can be waived by the declaration of trust.  If the declaration of trust includes a provision declaring shareholders will not be subject to any personal liability in connection with the assets of the trust or the acts, obligations or affairs of the trust, then the liability of the shareholders will be waived.  However, the waiver of liability must be accomplished through an affirmative provision within the fund’s organizational documents.

The Declaration of Trust for the Reorganized Fund provides that the Trustees, officers, employees or agents of the Trust shall have no power to bind any shareholder of any series or class personally or to call upon any shareholder for the payment of any sum of money or assessment whatsoever, other than such as the shareholder may at any time agree to pay by way of subscription to any shares or otherwise.  The Declaration of Trust for the Reorganized Fund also provides that no shareholder or former shareholder of any series or class shall be liable solely by reason of his being or having been a shareholder for any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind, against, or with respect to the Trust or any series or class arising out of any action taken or omitted for or on behalf of the Trust or such series or class, and the Trust or such series or class shall be solely liable therefore and resort shall be had solely to the property of the relevant series or class of the Trust for the payment or performance thereof.

Liquidation or Dissolution
Maryland law requires shareholder approval to dissolve a fund.  However, under certain circumstances, the Directors may be able to redeem all of the outstanding shares of the fund.  The Directors can redeem the shares without shareholder approval, and once the shares have been redeemed, the Directors can liquidate the series or class without shareholder approval.  Also, in the event that no shares of a class or series are outstanding, a majority of the Directors may vote to liquidate any class or series without shareholder approval.

The trustees of a Massachusetts business trust may resolve to liquidate or dissolve a fund or new fund, or any class thereof, without prior shareholder approval and without first redeeming all of the shares of the respective fund.  Although Massachusetts law allows the trust to liquidate without shareholder approval, the declaration of trust can amend this allowance.  The Declaration of Trust provides that "the Trustees may at any time sell and convert into money all the assets of the Trust or any Series or Class without Shareholder approval, unless otherwise required by applicable law

Liability of Trustees and Indemnification
Maryland General Corporate Law provides for mandatory indemnification for directors who have been successful, on the merits or otherwise, in defense of any proceeding in the defense of any claim, issue, or matter in the proceeding, be indemnified.  A corporation may but is not required to indemnify for acts committed in bad faith or that were the result of deliberate dishonesty, or where the director received an improper personal benefit or where the director had reason to believe the act was unlawful.
Indemnification of Trustees provided for under the Declaration of Trust. See “Personal Liability of Directors or Trustees” under “Comparative Information on Shareholder Rights and Obligations.”
Rights of Inspection
Under the General Laws of the State of Maryland, the by-laws of the corporation, the minutes of the proceedings of stockholders, annual statement of affairs and voting trust agreements must be on file and available for inspection by shareholders at the corporation’s principal office.  Maryland law provides that one or more persons who together are shareholders of at least 5% of the outstanding shares of the corporation for at least six months may inspect the fund’s books of account and stock ledger, statement of the corporation’s affairs, and present to any officer or resident agent a written request for a list of the Maryland fund’s shareholders.

Under Massachusetts law, and under the Bylaws of the Trust, the trustees of a Massachusetts business trust may from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the trust maintained on behalf of each series and class of shares of the trust or any of them may be open to the inspection of the shareholders of any series or class; and no shareholder may have any right to inspect any account or book or document of the trust except that, to the extent such account or book or document relates to the series or class in which he or she is a shareholder or the trust generally, such shareholder will have such right of inspection as conferred by laws or authorized by the trustees or by resolution of the shareholders of the relevant series or class.

Derivative and Class Actions
Under Maryland law, shareholders may not bring derivative actions unless they have first made a demand upon the corporation to sue on its own behalf, and that demand was subsequently refused.  If the Directors improperly refuse demand to bring a derivative suit or if demand is excused, the shareholders bring the derivative suit must then make demand on the corporation’s other shareholders before commencing suit.

Massachusetts law applicable to business trusts is silent on this issue.  Massachusetts corporate law, while not entirely on point for Massachusetts business trusts, can provide guidance for matters concerning derivative actions by a Massachusetts business trust’s shareholders.  Under Massachusetts corporate law any shareholder, who was a shareholder at the time that the act or omission occurred, may commence a derivative proceeding after written demand has been made upon the corporation to take suitable action and at least 90 days have elapsed.  The 90-day period can be avoided if it is shown that irreparable injury to the corporation will occur as a result of waiting for the expiration of such 90-day period.

Comparative Information on Shareholder Rights and Obligations

As noted above, the Fund is organized as a Maryland corporation, while the Reorganized Fund is  organized as a business trust under the laws of the Commonwealth of Massachusetts.  The rights of shareholders of the Fund, as defined in its Articles, By-Laws and under the laws of the State of Maryland, and the rights of shareholders of the Reorganized Fund, as set forth in its  Declaration of Trust, By-Laws, and under the laws of the Commonwealth of Massachusetts, relating to voting, distributions and redemptions, are different in some respects.  Therefore, the chart below describes certain differences between certain of your rights as a shareholder of the Fund and certain of  your rights as a shareholder of the Reorganized Fund.

Category	Fund	Reorganized Fund
Preemptive Rights	None	None
Appraisal Rights	None	None
Conversion Rights (other than the automatic conversion of Class B into Class A shares as provided in prospectuses of the Fund and the Reorganized Fund)	None	None
Exchange Rights (other than the right to exchange for shares of other mutual funds as provided in the prospectuses of the Fund and the Reorganized Fund)	None	None
Minimum Account Size	The Articles do not impose a minimum account size but the Fund’s Directors have imposed a $1,500 minimum initial investment as discussed in the Fund’s prospectus.	The Declaration of Trust provides that the minimum account size will be determined by the Trustees in their sole discretion . The Reorganized Fund’s minimum account size will be the same as the Fund .
Annual Meetings
The Corporation is not required to hold an annual meeting of shareholders in any year in which the election of Directors is not required to be acted upon under the Investment Company Act of 1940.  If the Corporation is required to hold a meeting of shareholders to elect Directors, the meeting shall be designated the annual meeting of shareholder for that year.  If an annual meeting of shareholders is held, it shall be held at a date and time determined by the Board of Directors within 120 days after the occurrence of the event requiring the meeting.  Any other business may be considered at the meeting.
No annual meeting held. Shareholder meeting may be held after the initial public offering as set by the Trustees.
Right to Call Shareholder Meetings
May be called by the Secretary upon request in writing by shareholders entitled to cast at least 10% of the shares entitled to be cast at the meeting.  Such request shall state the purpose of such meeting and the matters proposed to be acted on at the meeting, and no other business shall be transacted at any such special meeting.

Special Meetings of the shareholders may be called by the Trustees or the Chief Executive Officer of the Trust and must be called by the Trustees upon the written request of shareholders owning at least one-tenth of the outstanding shares entitled to fifteen days’ notice of any meeting.

Notice of Meetings
Not less than ten nor more than ninety days before the date of every Annual or Special Meeting of shareholders the Secretary or an Assistant Secretary shall give to each Shareholder of record of the Corporation or of the relevant Series or Class written notice of such meeting.  Such notice shall be deemed to have been given when mailed to the shareholder at his address appearing on the books of the Corporation, which shall be maintained separately for the shares of each Series or Class.
Notice must be given by the Secretary of the Trust at least 15 days before the meeting.
Action by Unanimous Written Consent of Shareholders
Any action required or permitted to be taken at any meeting of shareholders may be taken without a meeting, if a consent in writing, setting forth such action, is signed by all the shareholders entitled to vote on the subject matter thereof, and such consent if filed with the records of the Corporation.

Any action required or permitted to be taken at any meeting of shareholders may be taken without a meeting, if a consent in writing, setting forth such action, is signed by all the shareholders entitled to vote on the subject matter thereof, and such consent is filed with the records of the Trust.

Personal liability of Directors or Trustees
The Corporation will indemnify its directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law.  This does not protect such person against any liability to the Corporation to which the person would otherwise be subject by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of the office.

The Trust will indemnify Trustees against liabilities and expenses that are incurred by virtue of having been a Trustee.  However, Trustees and officers of the Trust will be liable for their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer, as the case may be, and for nothing else.

Election of Directors or Trustees	Where the 1940 Act requires a shareholder vote for the election of Directors, the Fund requires a majority shareholder vote under the 1940 Act.	Where the 1940 Act requires a shareholder vote for the election of Trustees, a plurality of the votes cast is required to elect a Trustee.
Removal of Directors or Trustees by Shareholders	At any meeting of shareholders duly called for the purpose, any Director may by the vote of a majority of all of the Shares entitled to vote be removed from office.	A Trustee may be removed at any special meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares.
Quorum for Shareholder Meeting
Presence in person or by proxy of holders of one-third of the shares of stock of the Corporation entitled to vote without regard to class shall constitute a quorum at any meeting of the shareholders, except with respect to any matter which by law requires the approval of one or more classes of stock, in which case the presence in person or by proxy of the holders of one-third of the shares of stock of each class entitled to vote on the matter shall constitute a quorum.

Except as otherwise provided by law, the presence in person or by proxy of the holders of (a) one-half of the Shares of the Trust on all matters requiring a Majority Shareholder Vote, as defined in the 1940 Act, or (b) one-third of the Shares of the Trust on all other matters permitted by law, in each case, entitled to vote without regard to Class shall constitute a quorum at any meeting of the Shareholders, except with respect to any matter which by law requires the separate approval of one or more Series or Classes, in which case the presence in person or by proxy of the holders of one-half or one-third, as set forth above, of the shares of each Series or Class entitled to vote separately on the matter shall constitute a quorum.

Adjournment of Shareholder Meetings
A majority of those shareholders present in person or by proxy may adjourn the meeting from time to time to a date not later than 120 days after the original record date without further notice than by announcement to be given at the meeting until a quorum, as above defined, shall be present.

In the absence of a quorum, a plurality of the Shares present  and entitled to vote may adjourn the meeting from time to time until a quorum is present.  Where a quorum is present but there are insufficient votes for one of the proposals, the shareholders, by a majority vote of the shares present, may adjourn the meeting to permit further solicitations of proxies with respect to such proposal(s).  Notice of any adjourned meeting need not be given.

Quorum for Director or Trustee Meeting	One-third of the entire Board of Directors but not less than two directors shall constitute a quorum at any meeting of the Board of Directors.	A majority of the Trustees constitutes a quorum for the transaction of business.
Number of Authorized Shares; Par Value
750,000,000 shares of the Class A Shares; 500,000,000 shares of the Class B Shares; 500,000,000 shares of the Class C Shares; 250,000,000 shares of the Class K Shares.

The Articles of Incorporation provide that par value will be $0.001 per share.  With an aggregate par value of $2,000,000.

The number of shares for the newly created series of the Trust will be unlimited. The beneficial interest in the Trust shall at all times be divided into transferable Shares, without par value.

Additional Information Regarding the Reorganization

The Reorganization is subject to certain conditions, including: approval of the Reorganization Agreement by the shareholders of the Fund; the receipt of a legal opinion described in the Reorganization Agreement regarding tax matters; the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Reorganization Agreement and other matters; and the parties’ performance, in all material respects, of the agreements and undertakings in the Reorganization Agreement. Assuming satisfaction of the conditions in the Reorganization Agreement, the Reorganization is expected to occur on or after      September 5, 2008.

The Reorganization may be terminated at any time prior to its consummation by either the Fund or the Reorganized Fund if circumstances should develop that, in the opinion of either the Board of Directors of the Fund or the Board of Trustees of the Reorganized Fund, make proceeding with the Reorganization Agreement inadvisable. The Reorganization Agreement provides further that at any time prior to the consummation of the Reorganization: (i) the parties thereto may amend or modify any of the provisions of the Reorganization Agreement provided that such amendment or modification would not have a material adverse effect on the benefits intended under the Reorganization Agreement and would be consistent with the best interests of the shareholders of the Fund and the Reorganized Fund; and (ii) either party may waive any of the conditions set forth in the Reorganization Agreement if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under the Reorganization Agreement to the shareholders of the Fund or the shareholders of the Reorganized Fund, as the case may be.

Following the Reorganization, shareholders of the Fund will become shareholders of the Reorganized Fund. On the effective date of the Reorganization, the Fund’s registration statement under the 1940 Act will be amended and adopted by the Reorganized Fund and the Fund will be promptly terminated under state law. The stock transfer books of the Fund will be permanently closed after the Reorganization.  The Reorganized Fund will not issue physical share certificates with respect to shares of the Reorganized Fund issued in connection with the Reorganization. Shareholders who currently hold physical certificates for their Fund shares are urged to surrender those certificates before the Reorganization takes place.

In considering the Reorganization, the Board of Directors of the Fund and the Board of Trustees of the Reorganized Fund determined that the Reorganization is in the best interests of the Fund and the Reorganized Fund, and will not dilute the interests of the shareholders of the Fund and the Reorganized Fund.  The Board also requested and evaluated certain other information necessary for it to make these determinations, including, without limitation, that: (1) there would be no adverse tax consequences to either the Fund or the Reorganized Fund, or their respective shareholders; (2) the investment objectives and policies of the Fund and the Reorganized Fund are the same, (except to the extent the Fund’s fundamental policies and strategies are changed pursuant to the other proposals in this proxy statement); (3) there are differences between the Fund being organized as a Maryland Corporation and being organized as a Massachusetts Business Trust, including differences in the rights of shareholders; and (4) that the Fund is to bear registration fees, on an as incurred basis, as well as the expenses of mailing, printing the proxy statement, soliciting the Fund’s shareholders, and printing and mailing the Prospectus for the Reorganized Fund.  Regarding the last factor, the Board considered that the Reorganization is being proposed to benefit the shareholders of the Fund and that the expenses to shareholders are not expected to increase as a result of the Reorganization. Additionally the Board considers that the proposed changes to the investment policies (as further described below in Proposals 2, 3 and 4) will increase the investment flexibility of the Fund.

INTRODUCTION TO PROPOSALS 2, 3 AND 4:  APPROVAL OF CHANGES TO THE FUND’S FUNDAMENTAL INVESTMENT POLICIES

Why is the Fund amending or eliminating certain of its fundamental investment policies?

The 1940 Act, which was adopted to protect mutual fund shareholders, requires investment companies, such as the Fund, to adopt certain specific investment policies or restrictions that can be changed only by shareholder vote. An investment company may also elect to voluntarily designate other policies or restrictions that may be changed only by shareholder vote. Both types of policies and restrictions are referred to as “fundamental policies.” These policies and restrictions limit the investment activities of the Adviser, as well as the Sub-Advisers in the management of the Fund.

The Fund currently contains a policy that is not specifically required under the 1940 Act. Additionally, the Fund’s management would like to amend certain other fundamental policies to provide for greater flexibility for the Fund.   Accordingly, the Directors have authorized the submission to the Fund’s shareholders for their approval, and recommend that the shareholders approve, the amendment, replacement or elimination of certain of the Fund’s fundamental investment policies as described in proposals 2, 3 and 4 below.

The proposed amendments to the Fund’s current fundamental investment policies would:
 (i) eliminate a fundamental policy that is not required by the 1940 Act; and
(ii) update certain fundamental investment policies that would allow the Fund’s management greater investment flexibility.

By reducing the number of policies that can be changed only by shareholder vote, and by standardizing and streamlining those investment policies, the Directors believe that the Fund would be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Directors also believe that the Adviser’s (and the Sub-Advisers’) ability to manage the Fund’s assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes.

The recommended changes are specified below. Each of Proposals 2, 3 and 4, will be voted on separately by shareholders of the Fund and the approval of each Proposal by the Fund will require the approval of “a majority of the outstanding voting securities” of the Fund as defined in the 1940 Act. (See “Further Information About Voting and the Special Meeting” below.)

PROPOSAL 2: APPROVAL OF AN AMENDMENT TO THE FUND’S FUNDAMENTAL
INVESTMENT POLICY REGARDING SHORT SALES AND PURCHASING SECURITIES ON MARGIN

The Fund currently has a combined fundamental investment policy on selling securities short and purchasing securities on margin, which provides:

The Fund will not sell any securities short or purchase any securities on margin.

In order to provide the Fund’s management with investment flexibility and to allow the Fund’s management to efficiently manage the assets of the Fund, the Board proposes to remove the Fund’s current combined fundamental policy on selling securities short and purchasing securities on margin by (i) deleting the current combined fundamental policy and (ii) replacing the former combined fundamental policy on purchasing securities on margin and selling securities short with a non-fundamental policy on purchasing securities on margin.

Upon approval of the Fund’s shareholders, the Fund’s non-fundamental investment policy relating to purchasing securities on margin will provide:

The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

The non-fundamental policy on purchasing securities on margin can be further amended by the Board in its discretion without the approval of the Fund’s shareholders.  Further, upon approval of the shareholders of the Fund, the fundamental investment policy of the Fund relating to selling securities short will be deleted and the Fund will not contain a fundamental or non-fundamental policy on selling securities short.

If Proposal 2 is adopted, the Fund will have the authority to affect short sales.  A short sale means selling a security the Fund does not own to take advantage of an anticipated decline in the stock’s price.  Once the Fund sells the security short, it has an obligation to replace the borrowed security.  If it can buy the security back at a lower price, a profit results.   Making short sales increases the Fund’s risk of loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security.  The use of short sales exposes the Fund to a risk of loss that is potentially greater than the principal invested.  In addition, the Fund would be obligated to replace the borrowed security at any time upon demand and might not be able to re-borrow the security from other sources.  In this event, the Fund would have to purchase the security in order to return the borrowed security at a time that might cause the Fund to realize a loss.

What effect will deleting the current combined fundamental policy described above have on the Fund?

After the shareholders’ approval, the Fund will be permitted to short securities up to the maximum extent permitted under the 1940 Act.  Additionally, the Fund will have a standard non-fundamental policy on purchasing securities on margin.  The change described in Proposal 2 would allow the Fund’s management to invest the shareholder’s assets in a broader and more flexible fashion.

Upon shareholder approval of this proposal, the Fund’s prospectus disclosure will be updated to permit the Fund to engage in short sales and to discuss the potential risks associated with selling securities short.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR PROPOSAL 2

PROPOSAL 3: APPROVAL OF AN AMENDMENT TO THE FUND’S FUNDAMENTAL
INVESTMENT POLICY REGARDING INVESTING IN COMMODITIES

The Fund currently has a combined fundamental investment policy on investing in commodities and investing in real estate, which provides:

The Fund will not invest in commodities, commodity contracts, or real estate, provided, that the Fund may acquire securities of real estate investment trusts, and marketable securities of companies which may represent indirect interests in real estate, and any investment security which derives its value from real estate.

The Board is proposing an amendment of the Fund’s current fundamental policy on investing in commodities and real estate to allow the Fund’s management to invest in commodities to the maximum extent permitted under the 1940 Act.  The Board is recommending approval by the shareholders of the Fund in order to provide the Fund’s management with increased investment flexibility and to allow the Fund’s management to efficiently manage the assets of the Fund.  The Fund has historically achieved economic exposure to commodities indirectly by investing in securities of companies in the commodity business or through the purchase of hybrid securities whose performance is partially determined by reference to a commodity index.  Recently, there has been an increase in the types of investments available in order to achieve exposure to commodities.  In evaluating the merits of these new investment products, Fund Management wishes to only be limited by the limitations imposed on the Fund by the 1940 Act and not be limited by any fundamental policy of the Fund.

Upon approval by the Fund’s shareholders, the Fund’s combined fundamental investment policy relating to investing in commodities and investing in real estate will be removed and replaced with a fundamental policy on investing in commodities which provides:

The Fund may invest in commodities to the maximum extent permitted under the 1940 Act.

The Fund currently has a separate fundamental policy on investing in real estate, which states:

The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

The Fund’s current fundamental policy on investing in real estate will not be affected as a result of the changes described above in Proposal 3.  Therefore, there is no reason for the Fund to adopt an additional policy on investing in real estate.

If Proposal 3 is adopted, the Fund will have the ability to invest in commodities to the maximum extent permitted under the 1940 Act.  The 1940 Act does not currently contain a specific percentage limitation on the amount a fund can invest in commodities.  However, the Fund’s ability to meet other requirements of the 1940 Act may effectively constrain the extent to which a fund may invest in commodities.  Investments in commodities subject the Fund to certain risks such as: the risks associated with investing in commodities, market risks and liquidity risks.  The prices of the commodities are volatile and market movements are difficult to predict.  Therefore, there could be a risk that the Fund’s ability to dispose of a commodities contract or enter into an offsetting contract may be limited.

What effect will amending the current fundamental policy on investing in commodities described above have on the Fund?

After the shareholders’ approval, the Fund will be permitted to take advantage of certain investment opportunities in commodities that have recently become available in the marketplace.  The Fund will be able to compete in the marketplace by investing in commodities up to the maximum extent permitted under the 1940 Act and limited only to the extent otherwise disclosed in the Fund’s prospectus.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR PROPOSAL 3

PROPOSAL 4: APPROVAL OF AMENDMENT TO THE FUND’S FUNDAMENTAL
INVESTMENT POLICY REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES

The Fund currently has a fundamental investment policy on borrowing money and issuing senior securities, which provides:

The Fund will not issue senior securities, except as permitted by its investment objective and policies, and except that the Fund may enter into reverse repurchase agreements and otherwise borrow up to one-third of the value of its net assets including the amount borrowed, as a temporary, extraordinary or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.  This practice is not for investment leverage.

The Federated Funds seek to bring uniformity to the Federated Funds’ policies through the use of a set of standard investment policies.  The Fund currently has a fundamental investment policy on borrowing money and issuing senior securities which does not conform to the Federated Funds’ standard fundamental policies.  This change is being recommended by the Board to the Fund’s shareholders in order to take advantage of the opportunity to update the Fund’s fundamental investment policies concurrent with the amendments contained in Proposals 2 and 3.  The Board is recommending this Proposal 4 to save the Fund’s shareholders the additional cost of a future update to the Fund’s fundamental investment policies.

Upon approval by the Fund’s shareholders, the Fund’s fundamental investment policy relating to borrowing money and issuing senior securities will be amended to provide:

The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.

Proposal 4 would permit the Fund to borrow money and issue senior securities to the maximum extent permitted under the 1940 Act.  Under the 1940 Act the Fund may borrow up to one-third of its assets from banks and permits a fund to borrow money or issue senior securities in certain other circumstances to the extent certain conditions are met.  The restrictions on borrowing under the 1940 Act, are designed to protect shareholders and their investment by limiting the Fund’s ability to leverage its assets.  Leverage exists when a fund has the right to a return on an investment that exceeds the amount the fund contributed to the investment.  Borrowing money to make an investment is one example of how a fund may leverages its assets.  The use of leverage exposes shareholders and their investments in a fund to a greater risk of loss.  For example, borrowing money to make an investment may cause the value of the Fund’s shares to be more volatile than if the fund did not borrow money.  Funds may also borrow for non-investment reasons such as to meet shareholder redemption requests.  While there are no current plans to change the Fund’s investment strategies, with respect to its use of borrowing money or issuing senior securities, the proposed change will provide the Fund with the flexibility to borrow money or issue senior securities at any time in the future to the maximum extent permitted under the 1940 Act.

What effect will amending the current fundamental policy on borrowing money and issuing senior securities described above have on the Fund?

Upon the shareholder approval, the Fund’s fundamental investment policy on borrowing money and on issuing senior securities will be updated in conformity with the rest of the Federated Funds’ standard investment policies.  The Fund will be able borrow money and invest in senior securities up to the maximum extent permitted under the 1940 Act and limited only to the extent otherwise disclosed in the Fund’s prospectus.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR PROPOSAL 4

Proxies, Quorum and Voting at the Special Meeting

Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Meeting of shareholders.  Each share of the Fund is entitled to one vote.  Fractional shares are entitled to proportionate shares of one vote.  The favorable vote of: (a) the holders of 67% or more of the outstanding voting securities present at the Special Meeting, if the holders of 50% or more of the outstanding voting securities of the Fund are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less, is required to approve all of the proposals.  Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Fund.  In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person.  All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

In order for the shareholders to request a Special Meeting, the shareholders entitled to cast at least 10% of the shares entitled to be cast at the meetings shall order the Secretary to call the Special Meeting.  The request shall state the purpose of such meeting and the matters proposed to be acted on thereat, and no other business shall be transacted at any such Special Meeting.

Any shareholder entitled to vote at any meeting of shareholders may vote either in person or by proxy, but no proxy which is dated more than eleven months before the meeting named therein shall be accepted unless otherwise provided in the proxy.  Every proxy shall be in writing and signed by the shareholder or his duly authorized agent or be in such other form as may be permitted by the Maryland General Corporation Law, including electronic transmissions from the shareholder or his authorized agent.

The presence in person or by proxy of one third of all shares of each class entitled to vote shall constitute a quorum.  In the absence of a quorum at any meeting, a majority of those shareholders present in person or by proxy may adjourn the meeting from time to time to a date not later than 120 days after the original record date without further notice than by announcement to be given at the meeting until a quorum, as above defined, shall be present.  In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitations of proxies with respect to such proposal(s).  All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned.  The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote.  A shareholder vote may be taken on the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

Any business may be transacted at the adjourned meeting which might have been transacted at the meeting originally called had the same been held at the time so called.  Unless otherwise specifically limited by their term, all proxies shall entitle the holders thereof to vote at any adjournment of such meeting but shall not be valid after the final adjournment of such meeting.

Proxies may be solicited by officers or employees and agents of the Fund or the Adviser, as well as any proxy solicitation firm hired by the Fund, such as Broadridge Financial Solutions, Inc..  Additionally, financial intermediaries may solicit the votes of the beneficial owners of the Fund.  It is anticipated that the solicitation of proxies will be primarily by mail, internet, telephone,  facsimile or personal interview.  Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke or otherwise change their voting instructions as shareholders submitting proxies in written form.  Telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud.  Proxy solicitation expenses for the Fund are currently estimated to be approximately $60,000 in the aggregate.

Share Ownership of the Fund

Prior to the Reorganization, the Reorganized Fund will not engage in any operations, except with respect to organizational activities, and will not be publicly offered.

On the Record Date, the Fund had outstanding, the following number of shares of common stock, respectively, each Share being entitled to one vote and fractional shares having proportionate voting rights.  The total outstanding shares consist of :

Share Class	Number of Outstanding Shares of Beneficial Interest
Class A Shares	10,265,579
Class B Shares	1,934,848
Class C Shares	1,563,685
Class K Shares	1,143,679

Officers and Directors of the Fund own less than 1% of the Fund’s outstanding shares.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Fund:

Class A Shares:  Edward Jones and Co., Maryland Heights, MO, owned approximately 2,844,648 shares (27.71%); Emjay Corporation, Greenwood Village, CO, owned approximately 866,537 shares (8.44%); and Paychex Securities Corporation, W. Henrietta, NY, owned approximately 617,190 shares (6.01%).

Class B Shares:  Edward Jones and Co., Maryland Heights, MO, owned approximately 428,388 shares (22.14%); Pershing LLC, Jersey City, NJ, owned approximately 205,789 shares (10.64%); and Citigroup Global Markets Inc., New York, NY, owned approximately 119,483 shares (6.18%).

Class C Shares:  MLPFandS, Jacksonville, FL, owned approximately 143,813 shares (9.20%); and Pershing LLC, Jersey City, NJ, owned approximately 125,545 shares (8.03%).

Class K Shares:  Barni Ramirez, Algonquin, IL, owned approximately 62,863 shares (5.50%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Legal Proceedings

Since October 2003, Federated and related entities (collectively, "Federated"), and various Federated funds ("Funds"), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company (“FIMC”), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds’ board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators’ findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund’s directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund’s board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a “senior officer” who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated’s website at FederatedInvestors.com.

Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Federal Income Tax Consequences

As a condition to the Reorganization, the Reorganized Fund and the Fund will receive an opinion of counsel, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

•
the Reorganization as set forth in the Plan will constitute a “reorganization” under section 368(a)(1) of the Code, and the Fund and the Reorganized Fund each will be a “party to a reorganization” within the meaning of section 368(b) of the Code;

•
no gain or loss will be recognized by the Reorganized Fund upon its receipt of the Fund’s assets in exchange for Class A Shares, Class B Shares, Class C Shares and Class K Shares of the Reorganized Fund;

•
no gain or loss will be recognized by the Fund upon transfer of its assets to the Reorganized Fund in exchange for Class A Shares, Class B Shares, Class C Shares and Class K Shares of the Reorganized Fund or upon the distribution of Class A Shares, Class B Shares, Class C Shares and Class K Shares of the Reorganized Fund to the Fund’s shareholders in exchange for their Fund shares;

•	no gain or loss will be recognized by shareholders of the Fund upon exchange of their Fund shares for the Class A Shares, Class B Shares, Class C Shares and Class K Shares of the Reorganized Fund;

•	the tax basis of the assets of the Fund acquired by the Reorganized Fund will be the same as the tax basis of such assets to the Fund immediately prior to the Reorganization;

•
the aggregate tax basis of the Class A Shares, Class B Shares, Class C Shares and Class K Shares of the Reorganized Fund received by each shareholder of the Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Fund held by such shareholder immediately prior to the Reorganization;

•	the holding period of the Fund’s assets in the hands of the Reorganized Fund will include the period during which those assets were held by the Fund; and

•
the holding period of the Class A Shares, Class B Shares, Class C Shares and Class K Shares of the Reorganized Fund received by each shareholder of the Fund pursuant to the Plan will include the period during which the shares of the Fund exchanged therefor were held by such shareholder, provided the shares of the Fund were held as capital assets on the date of the Reorganization.

The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Reorganized Fund, the Fund or the Fund’s shareholders with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

Shareholders of the Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganization.

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

The Fund is not required, and does not intend, to hold regular meetings of shareholders.   Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Federated Stock and Bond Fund, Inc., Federated Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.  Any proposal submitted after this date will be deemed untimely and not considered.

No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.

 SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors,

John W. McGonigle
Secretary
July 7, 2008

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund intends to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund resides so-called “householding”, as permitted by applicable rules. The Fund’s “householding” program covers their Prospectuses and Statements of Additional Information, and supplements to each, as well as Semi-Annual and Annual Shareholder Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the “householding” program. The Fund is also permitted to treat a shareholder as having given consent “implied consent” if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to “household” at least sixty 60 days before they begin “householding” and (iii) none of the shareholders in the household have notified the Fund or its agent of the desire to “opt out” of “householding.” Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of “householding” at any time by contacting the Fund by mail at: Federated Investors Funds., 5800 Corporate Drive, Pittsburgh Pennsylvania 15237-7000: shareholders who purchased shares through a financial intermediary should contact their representative; other shareholders may call the Fund at 1-800-341-7400.

FEDERATED STOCK AND BOND FUND, INC.

Investment Adviser
FEDERATED GLOBAL INVESTMENT MANAGEMENT CORP.
Federated Investors Tower
450 Lexington Avenue, Suite 3700
New York, NY 10017-3943

Distributor
FEDERATED SECURITIES CORP.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Administrator
FEDERATED ADMINISTRATIVE SERVICES
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Exhibit A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION, dated as of ___________, (the "Agreement") is made between Federated Stock and Bond Fund, Inc., a Maryland corporation (the “Fund”), with its principal place of business at 5800 Corporate Drive, Pittsburgh, PA 15237, and Federated Stock and Bond Fund, a Massachusetts business trust with its principal place of business located at 5800 Corporate Drive, Pittsburgh, PA, 15237, (the "Successor Fund").

RECITALS

WHEREAS, the Board of Directors of the Fund and the Board of Trustees of the Successor Fund have determined that it is in the best interests of the Fund and the Successor Fund, respectively, that the assets of the Fund be acquired by the Successor Fund pursuant to this Agreement; and

WHEREAS, the parties desire to enter into a plan of exchange which would constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code").

AGREEMENT

NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1.           Plan of Exchange.

(a)           Subject to the terms and conditions set forth herein, the Fund shall assign, transfer and convey its assets, including all securities and cash held by the Fund (subject to the liabilities of the Fund which shall be assumed by the Successor Fund) to the Successor Fund, and the Successor Fund shall acquire all of the assets of the Fund’s Class A, Class B, Class C and Class K Shares (subject as aforesaid to the liabilities of the Fund) in exchange for full and fractional shares of beneficial interest of the Successor Fund’s Class A, Class B, Class C and Class K Shares (the "Successor Fund Shares"), to be issued by the Successor Fund, having an aggregate number equal to the number of shares of the Fund then outstanding, and having an aggregate net asset value equal to the net assets of the Fund.  The value of the assets of the Fund and the net asset value per share of the Successor Fund Shares shall be computed as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the Exchange Date (as hereinafter defined) in accordance with the procedures for determining the value of the Successor Fund's assets set forth in the Successor Fund's organizational documents and the then-current prospectus and statement of additional information for the Fund as amended and adopted by the Successor Fund (the "Registration Statement").  Successor Fund will not issue certificates representing Successor Fund Shares in connection with the Reorganization.  In lieu of delivering certificates for the Successor Fund Shares, the Successor Fund shall credit the Successor Fund Shares to the Fund's account on the share record books of the Successor Fund and shall deliver a confirmation thereof to the Fund.  The Fund shall then deliver written instructions to the Successor Fund’s transfer agent to establish accounts for the shareholders on the share record books relating to the Successor Fund.

(b)           When the Successor Fund Shares are distributed pursuant to paragraph 1(a), all outstanding shares of the Fund, including any represented by certificates, shall be canceled on the Fund's share transfer books.  No redemption or repurchase of Successor Fund Shares credited to a shareholder's account in respect of shares of the Fund represented by unsurrendered share certificates shall be permitted until such certificates have been surrendered to the Successor Fund for cancellation or, if such certificates are lost or misplaced, lost certificate affidavits and/or such other documentation that is satisfactory to the Successor Fund or its transfer agent have been executed and delivered thereto.

(c)           Delivery of the assets of the Fund to be transferred shall be made on the Exchange Date (as hereinafter defined).  Assets transferred shall be delivered to State Street Bank and Trust Company, the Successor Fund’s custodian (the "Custodian"), for the account of the Successor Fund with all securities not in bearer or book entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Successor Fund free and clear of all liens, encumbrances, rights, restrictions and claims.  All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Successor Fund.

(d)           The Fund will pay or cause to be paid to the Successor Fund any interest received on or after the Exchange Date with respect to assets transferred from the Fund to the Successor Fund hereunder and any distributions, rights or other assets received by the Fund after the Exchange Date as distributions on or with respect to the securities transferred from the Fund to the Successor Fund hereunder.  All such assets shall be deemed included in assets transferred to the Successor Fund on the Exchange Date and shall not be separately valued.

(e)           The Exchange Date shall be____________, or such earlier or later date as may be mutually agreed upon by the parties.

(f)           Immediately upon delivery to the Fund of the Successor Fund Shares, the Fund, as the then sole shareholder of the Successor Fund, shall (a) approve the advisory agreement with respect to the Successor Fund, (b) approve the subadvisory agreements with respect to the Successor Fund, (c) approve the distribution and service plan pursuant to Rule 12b-1 under the 1940 Act with respect to each class of Successor Fund Shares, (d) approve the election of the Trustees of the Successor Fund, and (e) approve the liquidation and dissolution of the Fund.

(g)           As soon as practicable after the Exchange Date, the Fund shall distribute all of the Successor Fund Shares received by it among the shareholders of the Fund in numbers equal to the number of shares that each such shareholder holds in the Fund, and shall take all other steps necessary to effect its dissolution and termination.  After the Exchange Date, the Fund shall not conduct any business except in connection with its dissolution and termination.

2.           The Fund’s Representations and Warranties.  The Fund, represents and warrants to and agrees with the Successor Fund as follows:

(a)           The Fund is a Maryland corporation, duly organized, validly existing and in good standing under the laws of the State of Maryland and has power to own all of its properties and assets and, subject to the approval of its shareholders as contemplated hereby, to carry out this Agreement.

(b)           This Agreement has been duly authorized, executed and delivered by and is valid and binding on the Fund, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity.  The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate the Fund's Articles of Incorporation or By-Laws or any agreement or arrangement to which it is a party or by which it is bound.

(c)           The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(d)           Except as shown on the audited financial statements of the Fund for its most recently completed fiscal period and as incurred in the ordinary course of the Fund's business since then, the Fund has no liabilities of a material amount, contingent or otherwise, and there are no legal, administrative or other proceedings pending or, to the Fund's knowledge, threatened against the Fund other than those previously disclosed in the Fund’s registration statement.

(e)           On the Exchange Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the Fund's assets to be transferred by it hereunder.

(f)           For each fiscal year (or part thereof) of its operation, the Fund has met the requirements of Subchapter M of the Code for qualifications and treatment as a regulated investment company.

(g)           At the Exchange Date, all Federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all Federal and other taxes shall have been paid so far as due or provision shall have been made for the payment thereof, and to the best of the Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

(h)           As of the date hereof, except as previously disclosed to the Successor Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Fund’s knowledge, there have been no material miscalculations of the net asset value of the Fund or the net asset value per share during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

(i)           The minute books and other similar records of the Fund as made available to the Successor Fund prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Fund and of the Fund, the Fund’s Board of Directors and committees of the Fund’s Board of Directors. The stock transfer ledgers and other similar records of the Fund as made available to the Successor Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the shares of the Fund.

(j)           The Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

3.           The Successor Fund’s Representations and Warranties.  The Successor Fund, represents and warrants to and agrees with the Fund, as follows:

(a)           The Successor Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted and to carry out this Agreement.

(b)           This Agreement has been duly authorized, executed and delivered by the Successor Fund and is valid and binding on the Successor Fund, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity.  The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate the Successor Fund’s Declaration of Trust or By-Laws or any agreement or arrangement to which it is a party or by which it is bound.

(c)           The Successor Fund is registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

(d)           The Successor Fund does not have any liabilities of a material amount, contingent or otherwise and there are no legal, administrative or other proceedings pending or, to the Successor Fund’s knowledge, threatened against the Successor Fund. Other than organizational activities, the Successor Fund has not engaged in any business activities.

(e)           At the Exchange Date, the Successor Fund Shares to be issued to the Fund (the only Successor Fund shares to be issued as of the Exchange Date) will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable by the Successor Fund.  No Successor Fund shareholder will have any preemptive right of subscription or purchase in respect thereof.

4.           The Successor Fund’s Conditions Precedent.  The obligations of the Successor Fund hereunder shall be subject to the following conditions:

(a)           The Fund shall have furnished to the Successor Fund a statement of the Fund's assets, including a list of securities owned by the Fund with their respective tax costs and values determined as provided in Section 1 hereof, all as of the Exchange Date.

(b)           As of the Exchange Date, all representations and warranties of the Fund made in this Agreement shall be true and correct as if made at and as of such date, and the Fund shall have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

(c) A meeting of the shareholders of the Fund to approve this Agreement and the transactions and exchange contemplated hereby shall have been duly called and held on this Agreement and the transaction contemplated hereby shall have been adopted by the vote required by applicable law.

5.            The Fund’s Conditions Precedent.  The obligations of the Fund hereunder shall be subject to the following condition:  As of the Exchange Date, all representations and warranties of Successor Fund made in this Agreement shall be true and correct as if made at and as of such date, and the Successor Fund shall have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

6.           The Successor Fund’s and the Fund’s Conditions Precedent.  The obligations of both the Successor Fund and the Fund hereunder shall be subject to the following conditions:

(a)           The adoption and amendment by the Successor Fund of the Fund’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the 1940 Act, if applicable, shall maintain effectiveness, and any additional post-effective amendments to such Registration Statement as are determined by the Trustees of the Successor Fund to be necessary and appropriate shall have been filed with the Securities and Exchange Commission and shall have become effective.

(b)           No action, suit or other proceeding shall be threatened or pending before any court or governmental agency which seeks to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(c)           Each party shall have received an opinion of Reed Smith LLP to the effect that the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368(a)(1)(F) of the Code.

(d)           The registration statement of the Fund under the 1933 Act and the 1940 Act shall have been amended to reflect the Reorganization and any additional information necessary to comply with Rule 414(d) under the 1933 Act, and the Successor Fund shall have expressly adopted such amended registration statement for purposes of the 1933 Act and the 1940 Act.  In addition, the 1940 Act notification of registration of the Fund shall have been amended to reflect the Reorganization, and the Successor Fund shall have expressly adopted such amended notification for purposes of the 1940 Act.

(e)           No stop order suspending the effectiveness of such registration statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

(f)           Provided, however, that at any time prior to the Exchange Date, any of the foregoing conditions in this Section 6 may be waived by the parties if, in the judgment of the parties, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or Successor Fund.

(g)           The Successor Fund also shall have delivered (or caused to be delivered) to the Fund, as required by the Fund or its counsel, the following documents in the name of the Successor Fund by its officers, counsel or service providers (as applicable):  secretary’s or assistant secretary’s certificate, copies of custodian and transfer agent instructions, custodian and transfer agent acknowledgements of transfer or certificates, an opinion of counsel to the Successor Fund addressed to the Fund, and any other opinion, certificate or document mutually agreed as necessary or appropriate to consummate the reorganization under this Agreement.

The Fund also shall have delivered (or caused to be delivered) to the Successor Fund, as required by the Successor Fund or its counsel, the following documents in the name of the Fund by its officers, counsel or service providers (as applicable):  A bill of sale and assignment, treasurer’s certificate, chief financial officer certificate, secretary’s or assistant secretary’s certificate, copies of custodian and transfer agent instructions, custodian and transfer agent acknowledgements of transfer or certificates, an opinion of counsel to the Fund addressed to the Acquiring Fund, tax representation certificates, and any other opinion, certificate or document mutually agreed as necessary or appropriate to consummate the reorganization under this Agreement.

7.           Termination of Agreement.  This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Directors of Fund or the Board of Trustees of the Successor Fund at any time prior to the Exchange Date (and notwithstanding any vote of the shareholders of the Fund) if circumstances should develop that, in the opinion of either the Board of Directors of the Fund or the Board of Trustees of the Successor Fund, make proceeding with this Agreement inadvisable.

If this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 7, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Trustees, officers or shareholders of the Successor Fund or the officers or shareholders of the Fund, in respect of this Agreement.

8.           Waiver and Amendments.  At any time prior to the Exchange Date, any of the conditions set forth in Section 4 may be waived by the Board of Trustees of the Successor Fund, and any of the conditions set forth in Section 5 may be waived by the Board of Directors of the Fund, if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or the shareholders of the Successor Fund, as the case may be.  In addition, prior to the Exchange Date, any provision of this Agreement may be amended or modified by the Boards of the Fund and the Successor Fund if such amendment or modification would not have a material adverse effect upon the benefits intended under this Agreement and would be consistent with the best interests of shareholders of the Fund and the Successor Fund.

9.           No Survival of Representations.  None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

10.           Governing Law.  This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to principles of conflict of laws.

11.           Capacity of Trustees, Etc.

(a)           The names “Federated Stock and Bond Fund” and "Board of Trustees of the Successor Fund" refer, respectively, to the Successor Fund created and the trustees, as trustees but not individually or personally, acting from time to time under the Successor Fund’s Declaration of Trust, which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Successor Fund.  The obligations of the Successor Fund entered into in the name or on behalf of the Successor Fund by any of the trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders or representatives of the Successor Fund personally, but bind only the Successor Fund's trust property, and all persons dealing with any portfolio of shares of the Successor Fund must look solely to the trust property belonging to such portfolio for the enforcement of any claims against the Successor Fund.

(b)           Both parties specifically acknowledge and agree that any liability of the Successor Fund under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Successor Fund.

12.           Counterparts.  This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

IN WITNESS WHEREOF, the Fund and the Successor Fund have caused this Agreement and Plan of Reorganization to be executed as of the date above first written.

Federated Stock and Bond Fund, Inc.

By:

Title:

Federated Stock and Bond Fund

By:

Title:

Cusip 313911109
Cusip 313911208
Cusip 313911307
Cusip 313911406
38786  (6/08)

Federated Stock and Bond Fund, Inc.

Proxy Statement - Please Vote!

TIME IS OF THE ESSENCE. . .VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT!  ACT NOW TO HELP US AVOID ADDITIONAL EXPENSE.

Federated Stock and Bond Fund, Inc. (the “Fund”), will hold a special meeting of shareholders on September 5, 2008.  It is important for you to vote on the proposals described in this Proxy Statement.  We recommend that you read the Proxy Statement in its entirety.

Following is an introduction to the process and the proposals.

Why am I being asked to vote?
Mutual funds are required to obtain shareholders’ votes for certain types of changes, like the ones included in this Proxy Statement.  You have a right to vote on these changes.

What are the proposals?
There are four proposals:
•	A proposed change to the Fund’s domicile and form of organization from a Maryland corporation to a Massachusetts business trust (the “Reorganization”).

•	The removal of limitations on short selling and purchasing on margin, replacing it with a new non-fundamental limitation on purchasing on margin.

•	A revision of the limitation on investing in commodities to allow investment in commodities to the maximum extent permitted under the Investment Company Act of 1940 (the “1940 Act”).

•	A revision of the limitation on borrowing and issuing senior securities to allow borrowing money and issuing senior securities to the maximum extent permitted under the 1940 Act.

Why is the Reorganization being proposed?
The Board of Trustees believes that the changes noted above are in the best interests of the Fund and its shareholders.

The redomiciliation and change in its form of organization of the Fund from a Maryland corporation to a Massachusetts business trust is being proposed primarily to save the Fund certain expenses.

How will the revisions to the Fund’s fundamental investment policies affect my investment?
The proposed changes to the Fund’s fundamental policies are being proposed primarily to allow the Fund greater investment flexibility to take advantage of changing market conditions.  For example, the changes will allow the Reorganized Fund to enter into short sales previously prohibited by the Fund’s investment limitations and will allow the Fund to invest in commodities, borrow money and issue senior securities to the maximum extent permitted under the 1940 Act.

If the Reorganization is approved by shareholders, the sucessor fund, Federated Stock and Bond Fund (the “Reorganized Fund”), will adopt the Fund’s registration under the Securities Act of 1933 and the 1940 Act.  Therefore, the share classes, and investment objective, are not expected to change as a result of the Reorganization.  However, if shareholders approve proposal 2, the Fund’s use of short sales may increase the stated fees of the Fund because the expense associated with paying substitute dividend payments in a short sale will be included as a Fund expense.  Additionally, if the proposed changes to the Fund’s investment policies are approved then the Fund’s prospectus and SAI will be updated to reflect the changes in investment policies and any corresponding changes to the Fund’s investment strategies or risks.

How do I vote my shares?
You may vote in person at the meeting, or complete and return the enclosed proxy card.

If you:

1.	Do not respond at all, we may contact you by telephone to request that you cast your vote.
2.	Sign and return the proxy card without indicating a preference, your vote will be cast “for” the proposal.

You may also vote by telephone or on the internet; please refer to your ballot for the appropriate toll-free telephone number and internet address.

Whom do I call if I have questions about this Proxy Statement?
Call your Investment Professional or a Federated Client Service Representative.  Federated’s toll-free number is 1-800-341-7400.

After careful consideration, the Board of Directors has unanimously approved the proposals.  The Board of Directors recommends that you read the enclosed materials carefully and vote FOR the proposal.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Stock and Bond Fund, Inc. (the “Fund”), hereby designate and appoint Todd Zerega, Jamie Whetzel, Cathy Ryan, Joseph Kulbacki, Ann Faust and Erin Dugan, as proxies to act at the Special Meeting of Shareholders (the "Special Meeting") to be held on September 5, 2008, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, 15237-7000, at 2:00 p.m. (Eastern Time) and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot.  If no choice is indicated, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FEDERATED STOCK AND BOND FUND, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS.

Proposal 1:

To approve or disapprove a proposed Agreement and Plan of Reorganization (“Agreement”) pursuant to which the Fund will change its domicile and form of organization from a Maryland corporation to a Massachusetts business trust.   Pursuant to the Agreement, a newly created  Massachusetts business trust, named Federated Stock and Bond Fund  (the “Reorganized Fund”), would acquire all of the assets and liabilities of the Fund in exchange for shares of beneficial interest of the Reorganized Fund to be distributed pro rata by the Fund to its shareholders in complete liquidation and dissolution of the Fund.

FOR	[ ]
AGAINST	[ ]
ABSTAIN	[ ]

Proposal 2:
To approve or disapprove the removal of the fundamental policy on short selling and purchasing on margin, replacing it with a new non-fundamental policy on purchasing on margin.

FOR	[ ]
AGAINST	[ ]
ABSTAIN	[ ]

Proposal 3:

To approve or disapprove a revision to the fundamental policy on investing in commodities to allow investment in commodities to the maximum extent permitted under the Investment Company Act of 1940.
FOR	[ ]
AGAINST	[ ]
ABSTAIN	[ ]
Proposal 4:

To approve or disapprove a revision to the fundamental policy on borrowing and issuing senior securities to allow borrowing money and issuing senior securities to the maximum extent permitted under the Investment Company Act of 1940.

FOR	[ ]
AGAINST	[ ]
ABSTAIN	[ ]

YOUR VOTE IS IMPORTANT
Please complete, sign and return
this card as soon as possible.

Dated

Signature

Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Corporation.  Joint owners should each sign personally.  Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign.  If a corporation, this signature should be that of an authorized officer who should state his or her title.

You may also vote your shares by touchtone phone by calling 1-800-690-6903 or through the Internet at www.proxyvote.com